Exhibit 10.50

Portions of this exhibit marked by [***] have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and, if publicly disclosed, would likely cause competitive harm to the registrant.

AMENDMENT NO. 18 TO CREDIT AGREEMENT
This AMENDMENT NO. 18 TO CREDIT AGREEMENT (this “Amendment”), dated as of December 13, 2019, is among BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto, and, for purposes of Sections 1, 2, 5, 6 and 8 hereof, acknowledged and agreed by certain Subsidiaries of the Borrower, as Guarantors.
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement, dated as of May 11, 2015 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 10, 2016, Amendment No. 2 to Credit Agreement, dated as of February 24, 2017, Amendment No. 3 to Credit Agreement, dated as of August 9, 2017, Amendment No. 4 to Credit Agreement, dated as of September 20, 2017, Amendment No. 5 to Credit Agreement, dated as of March 1, 2018, Amendment No. 6 to Credit Agreement, dated as of April 10, 2018, Consent and Amendment No. 7 to Credit Agreement, dated as of June 1, 2018, Amendment No. 8 to Credit Agreement, dated as of August 9, 2018, Amendment No. 9 and Consent to Credit Agreement, dated as of September 14, 2018, Amendment No. 10 to the Credit Agreement, dated as of September 28, 2018, Amendment No. 11 to the Credit Agreement, dated as of October 4, 2018, Amendment No. 12 to the Credit Agreement, dated as of October 31, 2018, Amendment No. 13 to the Credit Agreement, dated as of December 19, 2018, Amendment No. 14 to the Credit Agreement, dated as of January 15, 2019, Amendment No. 15 and Limited Waiver to the Credit Agreement, dated as of March 19, 2019, Amendment No. 16 to the Credit Agreement, dated as of April 5, 2019, Amendment No. 17 to the Credit Agreement, dated as of August 7, 2019 and from time to time further amended, supplemented, restated, amended and restated or otherwise modified, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement (as amended hereby), pursuant to which the Revolving Credit Lenders have provided the Revolving Credit Facility to the Borrower and the Term Loan Lenders have provided the Term Loan Facility to the Borrower; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to, among other items, (i) maintain the current Relief Period Sublimit until January 20, 2020 and (ii) modify certain provisions of Section 6.39 (Corporate Action Milestones).

136346370

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to the Credit Agreement.

(a)
The definition of “Liquidity” in Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

“Liquidity” means at any time the sum of (a) unrestricted cash and Cash Equivalents of the Borrower and the other Loan Parties, subject to a Control Agreement in favor of the Administrative Agent (excluding any Cash Collateral), provided that such cash shall not be required to be subject to a Control Agreement until 30 days after the Amendment No. 3 Effective Date, (b) unrestricted cash and Cash Equivalents of the Non-Loan Parties in an amount not to exceed $50,000,000 and (c) (i) after the Amendment No. 3 Effective Date and during the Relief Period, the lesser of (x) (A) commencing on the Amendment No. 16 Effective Date through September 30, 2019, $210,000,000, (B) from October 1, 2019 through ~~December 31, 2019~~ January 20, 2020, $205,000,000 or (C) thereafter, $190,000,000, less the aggregate outstanding principal amount of Revolving Credit Loans and (y) the Revolving Credit Facility, less the Total Revolving Outstandings (other than, after the consummation of the sale of Selected Assets in accordance with the Orion Plan, the aggregate amount available to be drawn under all outstanding Letters of Credit originally issued solely on account of the operations of MEGTEC, Universal and their respective Subsidiaries to the extent that such obligations are Cash Collateralized or backstopped by a letter of credit (other than a Letter of Credit issued hereunder), in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer), and, (ii) other than during the Relief Period, the Revolving Credit Facility, less the Total Revolving Outstandings (other than, after the consummation of the sale of Selected Assets in accordance with the Orion Plan, the aggregate amount available to be drawn under all outstanding Letters of Credit originally issued solely on account of the operations of MEGTEC, Universal and their respective Subsidiaries to the extent that such obligations are Cash Collateralized or backstopped by a letter of credit (other than a Letter of Credit issued hereunder), in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer).

(b)
The definition of “Relief Period Sublimit” in Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

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“Relief Period Sublimit” means the lesser of (a) (x) commencing on the Amendment No. 16 Effective Date through September 30, 2019, $210,000,000, (y) from October 1, 2019 through ~~December 31, 2019~~ January 20, 2020, $205,000,000 or (z) thereafter, $190,000,000, plus, in each case, the principal amount of Revolving Credit Loans made pursuant to Section 2.03(c)(ii) (other than on account of any Extended Letter of Credit having been treated as drawn pursuant to Section 6.26) that have not been repaid, and (b) the Revolving Credit Facility. The Relief Period Sublimit is part of, and not in addition to, the Revolving Credit Facility. For purposes of this definition of “Relief Period Sublimit”, repayments and prepayments of Revolving Credit Loans shall be deemed to be applied, first, to Revolving Credit Loans not made pursuant to Section 2.03(c)(ii) and, second, to Revolving Credit Loans made pursuant to Section 2.03(c)(ii).

(c)
The first sentence of Section 6.39 (Corporate Action Milestones) of the Credit Agreement is hereby amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

6.39    Corporate Action Milestones. The Borrower shall (a) on or prior to November 10, 2019, have distributed a confidential information memorandum with respect to the contemplated Corporate Action, (b) on or prior to January ~~10~~ 20, 2020, have received executed letters of intent from potential counterparties in respect to the Corporate Action and have delivered such executed letters of intent to the Administrative Agent and (c) on or prior to March 15, 2020, have caused the occurrence of the Revolving Credit Facility Termination Date.

2.	Additional Agreements and Acknowledgments

(a)
The Borrower, the Administrative Agent, and the Required Lenders reaffirm their agreement to negotiate in good faith modifications to (i) clause (e) of Section 7.03 (Investments) to limit the amount of Investments made by any Loan Party in any Foreign Subsidiary and (ii) clause (h) of Section 7.04 (Asset Sales), clause (b) of Section 7.05 (Restricted Payments), and clauses (a) and (b) of Section 7.06 (Fundamental Changes) to limit certain transactions with Foreign Security Providers. The Borrower reaffirms that the Borrower shall not, and shall cause its Subsidiaries not to, engage in any transactions with respect to its Foreign Subsidiaries outside of the ordinary course of business or outside of past practice prior to the effectiveness of such modifications (other than the Borrower or its Subsidiaries entry into and performance of its obligations under the Vølund Settlement Agreements (as defined below)).

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(b)
The Borrower and the other Loan Parties each acknowledge and agree that the breach or failure to comply in any respect with the terms and conditions of this Section 2 shall constitute an immediate Event of Default under Section 8.01 of the Credit Agreement.

3.	Effectiveness; Conditions Precedent.
The amendments contained herein shall only be effective upon the satisfaction or waiver of each of the following conditions precedent (the date of satisfaction or waiver, the “Amendment No. 18 Effective Date”):

(a)	the Administrative Agent shall have received each of the following documents or instruments in form and substance acceptable to the Administrative Agent:

(i)	counterparts of this Amendment executed by the Loan Parties, the Administrative Agent, and the Required Lenders;

(ii)
a certificate of the chief financial officer or treasurer of the Borrower certifying that as of the Amendment No. 18 Effective Date (A) all of the representations and warranties in this Amendment are true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, to the extent any such representation and warranty is modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date), (B) no Default shall exist on, or would result from the occurrence of, the Amendment No. 18 Effective Date and (C) that since December 31, 2017, there have not occurred any facts, circumstances, changes, developments or events (other than with respect to the Vølund Projects located at [***] including but not limited to the Borrower or its Subsidiaries’ entry into and performance of its obligations under the settlement agreements with respect to the Vølund Projects located at [***] (the “Vølund Settlement Agreements”)) which, individually or in the aggregate, have constituted or would reasonably be expected to result in, a Material Adverse Effect; and

(iii)
a solvency certificate, executed by a Responsible Officer of the Borrower in form and substance reasonably acceptable to the Administrative Agent, which, among other things, shall certify that the Borrower will be Solvent as of the date hereof.

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(b)
without prejudice to, or limiting the Borrower’s obligations under, Section 10.04 (Expenses; Indemnity; Damage Waiver) of the Credit Agreement, all outstanding fees, costs and expenses due to the Administrative Agent and the Revolving Credit Lenders, including on account of the Agent’s Legal Advisor and FTI, shall have been paid in full to the extent that the Borrower has received an invoice therefor (with reasonable and customary supporting documentation) at least two Business Days prior to the Amendment No. 18 Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced); and

(c)	each of the representations and warranties made by the Borrower in Section 4 hereof shall be true and correct.
The Administrative Agent agrees that it will, upon the satisfaction or waiver of the conditions contained in this Section 3, promptly provide written notice to the Borrower, and the Lenders of the effectiveness of this Amendment.

4.	Representations and Warranties.
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders, for itself and for each other Loan Party, as follows:

(a)	that both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists;

(b)
the representations and warranties contained in the Credit Agreement (as amended hereby) are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties (i) specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) contain a materiality or Material Adverse Effect qualifier, in which case such representations and warranties shall be true and correct in all respects);

(c)
the execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate, limited liability company or partnership action, including the consent of shareholders, partners and members where required, do not contravene any Loan Party or any of its Subsidiaries’ respective Constituent Documents, do not violate any Requirement of Law applicable to any Loan Party or any order or decree of any Governmental Authority or arbiter applicable to any Loan Party and do not require the consent of, authorization

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by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person in order to be effective and enforceable;

(d)	this Amendment has been duly executed and delivered on behalf of the Borrower and the other Loan Parties;

(e)
this Amendment constitutes a legal, valid and binding obligation of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(f)
as of the date hereof, all Liens, security interests, assignments and pledges encumbering the Collateral, created pursuant to and/or referred to in the Credit Agreement or the other Loan Documents, are valid, enforceable, duly perfected to the extent required by the Loan Documents, non-avoidable, first priority liens, security interests, assignments and pledges (subject to Liens permitted by Section 7.02 of the Credit Agreement), continue unimpaired, are in full force and effect and secure and shall continue to secure all of the obligations purported to be secured in the respective Security Instruments pursuant to which such Liens were granted.

5.	Consent, Acknowledgement and Reaffirmation of Indebtedness and Liens.
By its execution hereof, each Loan Party, in its capacity under each of the Loan Documents to which it is a party (including the capacities of debtor, guarantor, grantor and pledgor, as applicable, and each other similar capacity, if any, in which such party has granted Liens on all or any part of its properties or assets, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Obligations), hereby:

(a)	expressly consents to the amendments and modifications to the Credit Agreement effected hereby;

(b)
expressly confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which it is a party is, and all of the obligations and liabilities of such Loan Party to the Administrative Agent, the Lenders and each other Secured Party contained in the Loan Documents to which it is a party (in each case, as amended and modified by this Amendment), are and shall continue to be, in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects and, without limiting the foregoing, agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions,

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provisions, agreements, representations, undertakings, warranties, indemnities, guaranties, grants of security interests and covenants contained in the Loan Documents;

(c)
to the extent such party has granted Liens or security interests on any of its properties or assets pursuant to any of the Loan Documents to secure the prompt and complete payment, performance and/or observance of all or any part of its Obligations to the Administrative Agent, the Lenders, and/or any other Secured Party, acknowledges, ratifies, remakes, regrants, confirms and reaffirms without condition, all Liens and security interests granted by such Loan Party to the Administrative Agent for their benefit and the benefit of the Lenders, pursuant to the Credit Agreement and the other Loan Documents, and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Loan Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, the Loans made by, and Letters of Credit provided by, the Administrative Agent and the Lenders to the Borrower and/or the other Loan Parties under the Credit Agreement, and all extensions renewals, refinancings, amendments or modifications of any of the foregoing;

(d)	agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Loan Documents; and

(e)
acknowledges and agrees that: (i) the Guaranty and any obligations incurred thereunder, have been provided in exchange for “reasonably equivalent value” (as such term is used under the Bankruptcy Code and applicable state fraudulent transfer laws) and “fair consideration” (as such term is used under applicable state fraudulent conveyance laws) and (ii) each grant or perfection of a Lien or security interest on any Collateral provided in connection with Loan Documents, this Amendment and/or any negotiations with the Administrative Agent and/or the Lenders in connection with a “workout” of the Obligations is intended to constitute, and does constitute, a “contemporaneous exchange for new value” (as such term is used in Section 547 of the Bankruptcy Code).

6.	Releases; Waivers.

(a)
By its execution hereof, each Loan Party (on behalf of itself and its Affiliates) and its successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Loan Party, for its past, present and

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future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, the Lenders and each of the other Secured Parties, and the Administrative Agent’s, each Lenders’ and each other Secured Party’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter, the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, covenants, controversies, damages, judgments, expenses, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any so called “lender liability” claims, claims for subordination (whether equitable or otherwise), interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses and incidental, consequential and punitive damages payable to third parties, or any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore have accrued against any of the Lender Parties under the Credit Agreement or any of the other Loan Documents, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof, in all cases of the foregoing in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”), in each case, other than Claims arising from Lender Parties’ gross negligence, fraud, or willful misconduct. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits

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conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 6.

(b)
By its execution hereof, each Loan Party hereby (i) acknowledges and confirms that there are no existing defenses, claims, subordinations (whether equitable or otherwise), counterclaims or rights of recoupment or setoff against the Administrative Agent, the Lenders or any other Secured Parties in connection with the Obligations or in connection with the negotiation, preparation, execution, performance or any other matters relating to the Credit Agreement, the other Loan Documents or this Amendment and (ii) expressly waives any setoff, counterclaim, recoupment, defense or other right that such Loan Party now has against the Administrative Agent, any Lender or any of their respective affiliates, whether in connection with this Amendment, the Credit Agreement and the other Loan Documents, the transactions contemplated by this Amendment or the Credit Agreement and the Loan Documents, or any agreement or instrument relating thereto.

7.	Entire Agreement.
This Amendment, the Credit Agreement (including giving effect to the amendments set forth in Section 1 above), and the other Loan Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or cancelled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

8.	Full Force and Effect of Credit Agreement.
This Amendment is a Loan Document (and the Borrower and the other Loan Parties agree that the “Obligations” secured by the Collateral shall include any and all obligations of the Loan Parties under this Amendment). Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or

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enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.

9.	Counterparts; Effectiveness.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic email or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

10.	Governing Law; Jurisdiction; Waiver of Jury Trial.
THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.04, 10.14 and 10.15 of the Credit Agreement are hereby incorporated herein by this reference.

11.	Severability.
If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavour in good faith

10

negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.	References.
All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment.

13.	Successors and Assigns.
This Amendment shall be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Administrative Agent and the respective successors and assigns of the Borrower, the Lenders and the Administrative Agent.

14.	Lender Acknowledgment.
Each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment No. 18 Effective Date specifying its objection thereto.

15.	Amendments.
This Amendment may be amended, supplemented or otherwise modified only by a written agreement signed by the Borrower, the other Loan Parties, the Administrative Agent and the Required Lenders and none of the provisions hereof may be waived without the prior written consent of the Administrative Agent and the Required Lenders.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BABCOCK & WILCOX ENTERPRISES, INC.

By: /s/ Dwayne M. Petish
Name: Dwayne M. Petish
Title:    Treasurer

Acknowledged and Agreed for purposes of Sections 1, 2, 5, 6 and 8 of the Amendment:

AMERICON EQUIPMENT SERVICES, INC.
AMERICON, LLC
BABCOCK & WILCOX CONSTRUCTION CO., LLC
BABCOCK & WILCOX EBENSBURG POWER, LLC
BABCOCK & WILCOX EQUITY INVESTMENTS, LLC
BABCOCK & WILCOX HOLDINGS, LLC
BABCOCK & WILCOX INDIA HOLDINGS, INC.
BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION
BABCOCK & WILCOX INTERNATIONAL, INC.
BABCOCK & WILCOX POWER GENERATION GROUP CANADA CORP.
BABCOCK & WILCOX SPIG, INC.
BABCOCK & WILCOX TECHNOLOGY, LLC
BABCOCK & WILCOX DE MONTERREY, S.A. DE C.V.
DELTA POWER SERVICES, LLC
DIAMOND OPERATING CO., INC.
DIAMOND POWER AUSTRALIA HOLDINGS, INC.

By: _/s/ Robert P. McKinney
Name: Robert P. McKinney
Title:    Assistant Secretary

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

DIAMOND POWER CHINA HOLDINGS, INC.
DIAMOND POWER EQUITY INVESTMENTS, INC.
DIAMOND POWER INTERNATIONAL, LLC
DPS ANSON, LLC
DPS BERLIN, LLC
DPS CADILLAC, LLC
DPS FLORIDA, LLC
DPS GREGORY, LLC
DPS MECKLENBURG, LLC
DPS PIEDMONT, LLC
EBENSBURG ENERGY, LLC
O&M HOLDING COMPANY
POWER SYSTEMS OPERATIONS, INC.
SOFCO EFS HOLDINGS LLC
THE BABCOCK & WILCOX COMPANY

By: _/s/ Robert P. McKinney
Name: Robert P. McKinney
Title:    Assistant Secretary

EBENSBURG INVESTORS LIMITED PARTNERSHIP

By: BABCOCK & WILCOX EBENSBURG POWER, LLC, as General Partner

By: _/s/ Robert P. McKinney
Name: Robert P. McKinney
Title:    Assistant Secretary

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

Lenders:
BANK OF AMERICA, N.A., as Lender and Swing Line Lender

By: /s/ Stefanie Tanwar
Name: Stefanie Tanwar
Title: Director

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

BANC OF AMERICA CREDIT PRODUCTS, INC., as Lender

By: /s/ Miles Hanes
Name: Miles Hanes
Title: AVP

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

THE BANK OF NOVA SCOTIA, as Lender

By: /s/ Hiliary Lai
Name: Hiliary Lai
Title: Senior Manager
By: /s/ Justin Mitges
Name: Justin Mitges
Title: Director

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

BBVA USA, as Lender

By: /s/ Albert Watson
Name: Albert Watson
Title: SVP

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

BNP PARIBAS, as Lender

By: /s/ Joseph Mack
Name: Joseph Mack
Title: Vice President

By: /s/ Yudesh Sohan
Name: Yudesh Sohan
Title: Director

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By: /s/ Yurly A. Tsyganov
Name: Yurly A. Tsyganov
Title: Director

By: /s/ Kathleen Sweeney
Name: Kathleen Sweeney
Title: Managing Director

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

CITIZENS BANK, N.A., as Lender

By: /s/ David W. Stack
Name: David W. Stack
Title: Senior Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

HANCOCK WHITNEY BANK, as Lender

By: /s/ Eric K. Sander
Name: Eric K. Sander
Title: Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

JPMORGAN CHASE BANK NA, as Lender

By: /s/ Patricia S. Carpen
Name: Patricia S. Carpen
Title: Executive Director

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

THE NORTHERN TRUST CO., as Lender

By: /s/ Robert P. Veltman
Name: Robert P. Veltman
Title: Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By: /s/ Mark Starnes
Name: Mark Starnes
Title: Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

TD BANK, N.A., as Lender

By: /s/ Bethany Buitenhuys
Name: Bethany Buitenhuys
Title: Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

UNICREDIT BANK, AG New York Branch, as Lender

By: /s/ Micahel D. Novellino
Name: Michael D. Novellino
Title: Director

By: /s/ Scott Obeck
Name: Scott Obeck
Title: Director

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]

WELLS FARGO BANK, N.A., as Lender

By: /s/ Reginald Dawson
Name: Reginald Dawson
Title: Managing Director

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 18 to Credit Agreement Signature Page]